EXHIBIT 4.1



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We consent to the reference to our firm under the caption
"Experts-Independent Auditors" and to the use of our report dated March 2, 2005 in the Amendment No. 2 to the Registration Statement (File No. 333-121701) and related Prospectus of Claymore Securities Defined Portfolios, Series 207.


                                                          /s/ Grant Thornton LLP


                                                              GRANT THORNTON LLP


Chicago, Illinois
March 2, 2005